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                                                                EXHIBIT 10.18

                                                                Exhibit A
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                               ADVISORY AGREEMENT
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     THIS ADVISORY AGREEMENT (this "Agreement") is entered into as of May 29,
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1996, by MEDALLION FINANCIAL CORP., a Delaware corporation (the "Company") and
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FMC ADVISERS, INC., a Delaware corporation (the "Adviser").
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                             W I T N E S S E T H :

     WHEREAS, the Company is engaged in business as a non-diversified closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act");
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     WHEREAS, the Adviser is registered as an investment adviser under the
Investment Advisers Act of 1940, as amended, (the "Advisers Act") and hereby
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undertakes to provide investment advisory services to the Company on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     ARTICLE 1.  Duties of the Adviser.  The Adviser, subject to the control,
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direction and supervision of the Board of Directors and management of the
Company, shall provide the Company on an ongoing basis with its analysis of the Company's operations and the medallion finance and commercial installment finance industries with a view to assisting the Company in managing its loan portfolio and originating loans. Specifically, but without limitation, senior personnel of the Adviser shall regularly consult with management of the Company with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing. In addition, the Adviser will advise the Company on general market, economic, financial and political matters. The Adviser shall, upon the Company's specific request, offer personal consultation with senior personnel of the Adviser regarding any of the foregoing matters identified by the Company, and shall provide any other investment advisory services to the Company as may be mutually agreed to by the Company and the Adviser.

     ARTICLE 2.  Expenses.  The Company shall pay or reimburse the Adviser for
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reasonable travel expenses, if any, incurred by the Adviser in connection with the Adviser's performance of services under this Agreement. All other costs and expenses incurred by Adviser in connection with such services shall be the sole responsibility of Adviser.
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     ARTICLE 3.  Compensation of the Adviser.  For the services to be rendered
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as provided herein, the Company shall pay to the Adviser a monthly fee of
$18,750. For the first 48 months of service, fees shall be paid in advance in one payment in the amount of $900,000 payable on the date hereof. In the event of termination or non-renewal of this Agreement during the aforementioned 48 month period, prepaid fees for services not yet performed, if any, must be repaid to the Company.

     ARTICLE 4.  Limitation of Liability of the Adviser.  The Adviser shall not
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be liable for any error of judgment or mistake of law or for any loss arising out of any loan or for any act or omission in the performance of its duties hereunder, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article 4, the term "Adviser" shall include directors, officers and employees of the Adviser when acting in such capacity as well as that corporation itself.

     ARTICLE 5.  Activities of the Adviser.  The services provided by the
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Adviser to the Company hereunder are not exclusive; accordingly, the Adviser is free to render such services to others.

     ARTICLE 6.  Records.  The Adviser agrees to preserve the records required
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by Rule 204-2 under the Advisers Act, for the period specified therein.

     ARTICLE 7.  Duration and Termination of this Agreement.  This Agreement
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shall become effective as of the date first above written and shall remain in force until May 29, 1998 and from year to year thereafter if approved annually by (i) a majority of the non-interested directors of the Company and (ii) the board of directors of the Company, or by a majority of the outstanding voting securities of the Company.

     This Agreement may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Company and will terminate if assigned.

     ARTICLE 8.  Amendments of this Agreement.  This Agreement may be amended by
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the parties only if such amendment is specifically approved by the board of directors of the Company including a majority of the non-interested directors of the Company and by a majority of the outstanding voting securities of the Company.

     ARTICLE 9.  Agency Relationship.  Nothing herein shall be construed as
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constituting the Adviser as an agent of the Company.

     ARTICLE 10.  Severability.  If any term or condition of this Agreement
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shall be found to be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement and such term or condition, except to the extent or in such application such term or condition is held invalid or unenforceable, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforceable to the fullest extent and in the broadest application permitted by law.

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     ARTICLE 11.  Captions.  The captions of this Agreement are included for
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convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     ARTICLE 12.  Definitions of Certain Terms.  For purposes of this Agreement,
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the terms "majority of the outstanding voting securities," "assignment" and
"interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Adviser or the Company by the Securities and Exchange Commission or its staff, under the 1940 Act and the Advisers Act.

     ARTICLE 13.  Notices.  All notices required or permitted to be sent under
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this Agreement shall be sent, if to the Company, to Medallion Financial Corp.,
Attention: Andrew Murstein, President, 205 East 42nd Street, Suite 2020, New York, NY 10017 and if to the Adviser to FMC Advisers, Inc., Attention Myron Cohen, Secretary, c/o Cohen, Pontani & Lieberman, 551 Fifth Avenue, New York, NY 10176, with a copy of notices to either party to Steven N. Farber, Esq., Palmer & Dodge, One Beacon Street, Boston, MA 02108, or such other name or address as may be given by any of the above in writing to the other party. Any notice shall be deemed to be given or received on the fifth day after deposit in the United States mail with certified postage prepaid or when actually received, whichever is earlier.

     ARTICLE 14.  Entire Agreement.  This Agreement contains the entire
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agreement of the parties with respect to the matters referred to herein and supersedes all prior agreements, negotiations, commitments or understandings.

     ARTICLE 15.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which when so executed and delivered shall be taken to be an original and together shall constitute one and the same document.

     ARTICLE 16.  Governing Law.  This Agreement shall be construed in
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accordance with the laws of the state of Delaware and the applicable provisions of the 1940 Act.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.

                                        MEDALLION FINANCIAL CORP.


                                        By  /s/ Andrew Murstein
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                                        Name:  Andrew Murstein
                                        Title: President


                                        FMC ADVISERS, INC.


                                        By  /s/ Michael A. Miller
                                          -------------------------------------
                                        Name:  Michael A. Miller
                                        Title: President

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